UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2014

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Lift Ventures LLC Joint Venture

On December 16, 2014, Manitex International, Inc. (the “Company”), BGI USA Inc. (“BGI”), Movedesign SRL and R & S Advisory S.r.l., entered into an operating agreement (the “Operating Agreement”) for Lift Ventures LLC (“Lift Ventures”), a joint venture entity. The purposes for which Lift Ventures is organized are the manufacturing and selling of certain products and components, including the Schaeff line of electric forklifts, and certain LiftKing products. Pursuant to the Operating Agreement, the Company was granted a 25% equity stake in the Lift Ventures in exchange for the contribution of certain inventory and a license of certain intellectual property related to the Company’s products.

As previously disclosed by the Company, Lubomir T. Litchev, the Company’s President of Manufacturing Operations, is BGI’s majority stockholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and CFO

Date: December 19, 2014